Subsequent Event	9 Months Ended
Sep. 30, 2018
Subsequent Events [Abstract]
Subsequent Event
9.	Subsequent Event

On October 10, 2018, Jean-Jacques Bienaimé, Douglas E. Godshall, Errol R. Halperin, J. Michael Millis, M.D. and Muneer A. Satter tendered their resignations from the Board, and as a member of each committee on which such director served in order to reduce expenses. The Board has accepted each such resignation. The decision of each of Messrs. Bienaimé, Godshall, Halperin, Satter and Dr. Millis did not result from any disagreement with the company on any matter related to our operations, policies or practices. Following the resignation of Messrs. Bienaimé, Godshall, Halperin, Satter and Dr. Millis, the size of the Board was reduced its size to four members in accordance with the provisions of our Certificate of Incorporation and bylaws.

On October 11, 2018, we entered into an investment banking agreement, or the Engagement Agreement, with Ladenburg Thalmann & Co. Inc., or Ladenburg, pursuant to which Ladenburg will act as our strategic financial advisor to assist in the review of our business and assets and exploration of strategic opportunities for enhancing stockholder value, including the potential sale or merger of the company. Under the Engagement Agreement, as compensation for the services provided by Landenburg, the Company shall pay, or cause to be paid, to Ladenburg, the following nonrefundable fees: (i) if the Company consummates a Transaction, it shall pay to Ladenburg a transaction fee of $1,000,000, or the Transaction Fee, at the closing of the Transaction, (ii) a retainer fee of $75,000, which is creditable against the Transaction Fee, and (iii) an opinion fee of $250,000. While we have commenced evaluating our available options, no conclusion as to any specific option or transaction has been reached, nor has any specific timetable been fixed for this effort, and there can be no assurance that any strategic or financial option or transaction will be presented, implemented or consummated.

On October 25, 2018, we received a letter from the staff of Nasdaq providing notification that, for the previous 30 consecutive business days, the closing bid price for our common stock was below the minimum $1.00 per share requirement, or the Bid Price Requirement, for continued listing on the Nasdaq Global Select Market. The notification had no immediate effect on the listing of our common stock. In accordance with Nasdaq listing rules, we are afforded 180 calendar days, or until April 23, 2019, to regain compliance with the Bid Price Requirement. If our common stock is delisted, this would, among other things, substantially impair our ability to raise additional funds to sustain our operations and our ability to successfully enter into strategic transactions, and could result in the loss of investor interest.